Exhibit 10.1

                                    FORM OF
                              AMENDMENT AGREEMENT

        AMENDMENT AGREEMENT (this "Amendment"), dated as of October 31, 2005, by and among Verilink Corporation, a Delaware corporation, with headquarters located at 11551 E. Arapahoe Rd., Suite 150, Centennial, Colorado 80112 (the "Company") and ___________________________________ , a __________ company (the
"Investor").


        WHEREAS:

        A. The Company, the Investor and the other investors party thereto entered into that certain Securities Purchase Agreement, dated as of March 20, 2005 (the "Securities Purchase Agreement"), pursuant to which, among other things, the Investor purchased from the Company (i) a Senior Secured Convertible Note (the "Note"), which is convertible into shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), in accordance with the terms thereof, (ii) a warrant to acquire additional shares of Common Stock (the "Warrant") and (iii) a right (the "Additional Investment Right") to acquire additional notes in substantially the form attached to the Securities Purchase Agreement as Exhibit D (the "Additional Notes").

        B. The Company and the Investor desire to enter into this Amendment pursuant to which, among other things, the Securities Purchase Agreement, the Note, the Warrant, the Additional Investment Right and the Additional Notes shall be amended to revise certain terms and conditions set forth therein.

        C. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Securities Purchase Agreement, the Note, the Warrant, the Additional Investment Right or the Additional Notes, as applicable.

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the Company and the Investors hereby agree as follows:

        1.      AMENDMENT TO SECURITIES PURCHASE AGREEMENT.
                ------------------------------------------

                (a) References to "Stockholder Meeting Deadline" in Section 4(r) of the Securities Purchase Agreement shall hereinafter mean December 16, 2005.

                (b) Section 4(t) of the Securities Purchase Agreement is hereby deleted in its entirety.

        2.      AMENDMENTS TO NOTE.
                ------------------

                (a) Section 4(a)(vi) of the Note is hereby amended and restated to read in its entirety as follows:

                        "(vi) (A) any payment default or other default occurs under any Indebtedness (as defined in Section 3(s) of the Securities Purchase Agreement) of the Company or any of its Subsidiaries (as defined in Section 3(a) of the Securities Purchase Agreement) (other than the Alabama Mortgage and the XEL

        Notes) that results in a redemption of or acceleration prior to maturity of $250,000 or more of such Indebtedness in the aggregate, (B) any payment default or other default occurs under the XEL Notes that results in a redemption of or acceleration of such notes, (C) any material default occurs under any Indebtedness of the Company (other than the Alabama Mortgage and the XEL Notes) or any of its Subsidiaries having an aggregate outstanding balance in excess of $250,000 and such default continues uncured for more than ten (10) Business Days, other than, in each case (A) and (C) above, a default with respect to any Other Notes, or (D) any "event of default" occurs under the Alabama Mortgage;"

                (b) Section 13(a) of the Note is hereby amended and restated to read in its entirety as follows:

                        "(a) Mechanics. The Company shall deliver the applicable Event of Default Redemption Price to the Holder within five (5) Business Days after the Company's receipt of the Holder's Event of Default Redemption Notice. If the Holder has submitted a Change of Control Redemption Notice in accordance with Section 5(b), the Company shall deliver the applicable Change of Control Redemption Price to the Holder by the later of (i) consummation of the Change of Control or (ii) five
        (5) Business Days after the Company's receipt of such notice. The Company shall deliver the applicable Company Installment Redemption Price to the Holder on the applicable Installment Date and the applicable Asset Sale Redemption Price to the Holder on the applicable Asset Sale Redemption Date. In the event of a redemption of less than all of the Conversion Amount of this Note, the Company shall promptly cause to be issued and delivered to the Holder a new Note (in accordance with Section 19(d)) representing the outstanding Principal which has not been redeemed. In the event that the Company does not pay the applicable Redemption Price to the Holder within the time period required, at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option, in lieu of redemption, to require the Company to promptly return to the Holder all or any portion of this Note representing the Conversion Amount that was submitted for redemption or required to be redeemed and for which the applicable Redemption Price (together with any Late Charges thereon) has not been paid. Upon the Company's receipt of such notice, (x) any applicable Redemption Notice shall be null and void with respect to such Conversion Amount, (y) the Company shall immediately return this Note, or issue a new Note (in accordance with Section 19(d)) to the Holder representing such Conversion Amount and (z) the Conversion Price of this Note or such new Notes shall be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the Redemption Notice or the Asset Sale Redemption, as applicable, is voided and (B) the lowest Closing Bid Price of the Common Stock during the period beginning on and including the date on which the Redemption Notice is delivered to the Company or the Asset Sale Redemption is required pursuant to Section 15(e), as applicable, and ending on and including the date on which the Redemption Notice or the Asset Sale Redemption, as applicable, is voided. The Holder's delivery of a notice voiding a Redemption Notice or Asset Sale Redemption, as applicable, and exercise of its



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


        rights following such notice shall not affect the Company's obligations to make any payments of Late Charges which have accrued prior to the date of such notice with respect to the Conversion Amount subject to such notice."

                (c) Section 15(d) of the Note is hereby amended and restated to read in its entirety as follows:


                "Restricted Payments. The Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any Permitted Indebtedness (other than the Alabama Mortgage) whether by way of payment in respect of principal of (or premium, if any) or interest on such Indebtedness if at the time such payment is due or is otherwise made or, after giving effect to such payment, an event constituting, or that with the passage of time and without being cured would constitute, an Event of Default has occurred and is continuing; provided, that, notwithstanding the foregoing, no principal (or any portion thereof) (i) of any Subordinated Indebtedness may be paid (whether upon maturity, redemption, acceleration or otherwise) so long as this Note is outstanding and (ii) of the XEL Notes may be paid (whether upon maturity, redemption acceleration or otherwise) unless one (1) of the following conditions has been met: (A) the Required Holders have given consent prior to the making of any such payment, (B) the Required Holders have given prior consent to an amendment of the XEL Notes that allows such payment, (C) the Net Cash Balance (as hereinafter defined) following any such payment exceeds 100% of the aggregate principal amount outstanding under the Notes or (D) the Closing Sale Price of the Common Stock exceeds $1.50 for any twenty (20) consecutive Trading Days out of the thirty (30) Trading Days immediately preceding the date of such payment and the Registration Statement filed pursuant to the Registration Rights Agreement shall be effective and available for the resale of all Registrable Securities. For purposes of this Section 15(d), "Net Cash Balance" means, at any date, the difference between aggregate amount of all cash and cash equivalents (not including restricted cash) and short term investments as would be shown or reflected on the Company's balance sheet as at such date if a balance sheet were prepared at such date, minus (ii) any Indebtedness other than under this Note, the Other Notes, or Permitted Indebtedness on such date."

                (d) A new Section 15(e) is hereby added to the Note reading as follows:

                "Alabama Building. Upon any sale, transfer or other disposition (an "Asset Sale Transaction") of the Company's real property located in Alabama and subject to the Alabama Mortgage (the "Alabama Building"), the Company shall use 50% of the Net Proceeds (as hereinafter defined) (the "Net Proceeds Amount") of any such Asset Sale Transaction to redeem the Notes (the "Asset Sale Redemption"). The Company shall, within ten
        (10) Business  Days
        of the consummation of any Asset Sale Transaction (the "Asset Sale Redemption Date") deliver to the Holder in cash an amount equal to the Holder's pro rata share of the Net Proceeds Amount (the "Asset Sale Redemption Price" and, for purposes of Section 13, also Redemption Price). In connection with the closing of any Asset Sale Transaction, the Holder shall take and shall cause the Collateral Agent to take any actions as may be required by the Security Documents in order to release and discharge the security interests in and Liens on the Alabama Building granted for the benefit of the holders of the Notes. Redemptions required by this Section 15(e) shall be made in accordance with the provisions of Section 13. For purposes of this Section 15(e), "Net Proceeds" means the gross proceeds delivered to the Company upon any sale, transfer or disposition of the Alabama Building as reflected in the closing statement relating to such sale, transfer or disposition, excluding any amounts (i) required to be paid pursuant to the Alabama Mortgage, (ii) escrowed for payment of improvements and repairs to the Alabama Building in connection with the Asset Sale Transaction, and
        (iii) commissions and other costs of sale."

                (e) Section 29(qq) of the Note is hereby amended and restated to read in its entirety as follows:

                        "(qq) "Target Working Capital" means, (i) as of September 30, 2005, $6,500,000 and (ii) for any date thereafter, an amount equal to the sum of (A) $6,800,000 plus (B) 80% of the aggregate principal amount of any Notes purchased pursuant to the exercise of any Additional Investment Rights minus (C) 80% of any Notes redeemed or converted as of such date other than any amounts redeemed or converted prior to the date of this Amendment."

        3.      AMENDMENT TO WARRANT.
                --------------------

        Section 1(b) of the Warrant is hereby amended and restated to read in its entirety as follows:

                "Exercise Price. For purposes of this Warrant, "Exercise Price" means $0.93, subject to adjustment as provided herein."

        4.      AMENDMENT TO ADDITIONAL INVESTMENT RIGHT.
                ----------------------------------------

        The first sentence of Section 1(a) of the Additional Investment Right is hereby amended and restated to read in its entirety as follows:

                "Subject to the terms and conditions hereof, this AIR may be exercised by the Holder hereof on any day beginning on or after the Effective Date (as defined in the Registration Rights Agreement) of the Initial Registration Statement (as defined in the Registration Rights Agreement) and ending on and including June 29, 2006 (the "Expiration Date"), in whole or in part, by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the "Exercise Notice"), of such Holder's election to exercise this AIR and (ii) payment to the Company of an amount equal to $1.00 for each $1.00 of principal amount of Additional Notes as to which this AIR is being exercised (the "Exercise Price") in cash or wire transfer of immediately available funds."

        5.      AMENDMENT TO ADDITIONAL NOTE.
                ----------------------------

                (a) Section 3(b)(ii) of the Additional Note is hereby amended and restated to read in its entirety as follows:

                ""Conversion Price" means, as of any Conversion Date (as defined below) or other date of determination, $1.00, subject to adjustment as provided herein."

                (b) Section 4(a)(vi) of the Additional Note is hereby amended and restated to read in its entirety as follows:

                        "(vi) (A) any payment default or other default occurs under any Indebtedness (as defined in Section 3(s) of the Securities Purchase Agreement) of the Company or any of its Subsidiaries (as defined in Section 3(a) of the Securities Purchase Agreement) (other than the Alabama Mortgage and the XEL Notes) that results in a redemption of or acceleration prior to maturity of $250,000 or more of such Indebtedness in the aggregate, (B) any payment default or other default occurs under the XEL Notes that results in a redemption of or acceleration of such notes, (C) any material default occurs under any Indebtedness of the Company (other than the Alabama Mortgage and the XEL Notes) or any of its Subsidiaries having an aggregate outstanding balance in excess of $250,000 and such default continues uncured for more than ten (10) Business Days, other than, in each case (A) and (C) above, a default with respect to any Other Notes, or (D) any "event of default" occurs under the Alabama Mortgage;"

                (c) Section 13(a) of the Additional Note is hereby amended and restated to read in its entirety as follows:

                        "(a) Mechanics. The Company shall deliver the applicable Event of Default Redemption Price to the Holder within five (5) Business Days after the Company's receipt of the Holder's Event of Default Redemption Notice. If the Holder has submitted a Change of Control Redemption Notice in accordance with Section 5(b), the Company shall deliver the applicable Change of Control Redemption Price to the Holder by the later of (i) consummation of the Change of Control or (ii) five
        (5) Business Days after the Company's receipt of such notice. The Company shall deliver the applicable Company Installment Redemption Price to the Holder on the applicable Installment Date and the applicable Asset Sale Redemption Price to the Holder on the applicable Asset Sale Redemption Date. In the event of a redemption of less than all of the Conversion Amount of this Note, the Company shall promptly cause to be issued and delivered to the Holder a new Note (in accordance with Section 19(d)) representing the outstanding Principal which has not been redeemed. In the event that the Company does not pay the applicable Redemption Price to the Holder within the time period required, at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option, in lieu of redemption, to require the Company to promptly return to the Holder all or any portion of this Note representing the Conversion Amount that was submitted for redemption or required to be redeemed and for which the applicable Redemption Price (together with any Late Charges thereon) has not been paid. Upon the Company's receipt of such notice, (x) any applicable Redemption Notice shall be null and void with respect to such Conversion Amount, (y) the Company shall immediately return this Note, or issue a new Note (in accordance with Section 19(d)) to the Holder representing such Conversion Amount and (z) the Conversion Price of this Note or such new Notes shall be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the Redemption Notice or the Asset Sale Redemption, as applicable, is voided and (B) the lowest Closing Bid Price of the Common Stock during the period beginning on and including the date on which the Redemption Notice is delivered to the Company or the Asset Sale Redemption is required pursuant to Section 15(e), as applicable, and ending on and including the date on which the Redemption Notice or the Asset Sale Redemption, as applicable, is voided. The Holder's delivery of a notice voiding a Redemption Notice or Asset Sale Redemption, as applicable, and exercise of its rights following such notice shall not affect the Company's obligations to make any payments of Late Charges which have accrued prior to the date of such notice with respect to the Conversion Amount subject to such notice."

                (d) Section 15(d) of the Additional Note is hereby amended and restated to read in its entirety as follows:

                "Restricted Payments. The Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any Permitted Indebtedness (other than the Alabama Mortgage) whether by way of payment in respect of principal of (or premium, if any) or interest on such Indebtedness if at the time such payment is due or is otherwise made or, after giving effect to such payment, an event constituting, or that with the passage of time and without being cured would constitute, an Event of Default has occurred and is continuing; provided, that, notwithstanding the foregoing, no principal (or any portion thereof) (i) of any Subordinated Indebtedness may be paid (whether upon maturity, redemption, acceleration or otherwise) so long as this Note is outstanding and (ii) of the XEL Notes may be paid (whether upon maturity, redemption acceleration or otherwise) unless one (1) of the following conditions has been met: (A) the Required Holders have given consent prior to the making of any such payment, (B) the Required Holders have given prior consent to an amendment of the XEL Notes that allows such payment, (C) the Net Cash Balance (as hereinafter defined) following any such payment exceeds 100% of the aggregate principal amount outstanding under the Notes or (D) the Closing Sale

        Price of the Common Stock exceeds $1.50 for any twenty (20) consecutive Trading Days out of the thirty (30) Trading Days immediately preceding the date of such payment and the Registration Statement filed pursuant to the Registration Rights Agreement shall be effective and available for the resale of all Registrable Securities. For purposes of this
        Section 15(d), "Net Cash Balance" means, at any date, the difference between aggregate amount of all cash and cash equivalents (not including restricted cash) and short term investments as would be shown or reflected on the Company's balance sheet as at such date if a balance sheet were prepared at such date, minus (ii) any Indebtedness other than under this Note, the Other Notes, or Permitted Indebtedness on such date."

                (e) A new Section 15(e) is hereby added to the Additional Note reading as follows:

                        "Alabama Building. Upon any sale, transfer or other disposition (an "ASset Sale Transaction") of the Company's real property located in Alabama and subject to the Alabama Mortgage (the "Alabama Building"), the Company shall use 50% of the Net Proceeds (as hereinafter defined) (the "Net Proceeds Amount") of any such Asset Sale Transaction to redeem the Notes (the "Asset Sale Redemption"). The Company shall, within ten (10) Business Days of the consummation of any Asset Sale Transaction (the "Asset Sale Redemption Date") deliver to the Holder in cash an amount equal to the Holder's pro rata share of the Net Proceeds Amount (the "Asset Sale Redemption Price" and, for purposes of
        Section 13, also Redemption Price). In connection with the closing of any Asset Sale Transaction, the Holder shall take and shall cause the Collateral Agent to take any actions as may be required by the Security Documents in order to release and discharge the security interests in and Liens on the Alabama Building granted for the benefit of the holders of the Notes. Redemptions required by this Section 15(e) shall be made in accordance with the provisions of Section 13. For purposes of this
        Section 15(e), "Net Proceeds" means the gross proceeds delivered to the Company upon any sale, transfer or disposition of the Alabama Building as reflected in the closing statement relating to such sale, transfer or disposition, excluding any amounts (i) required to be paid pursuant to the Alabama Mortgage, (ii) escrowed for payment of improvements and repairs to the Alabama Building in connection with the Asset Sale Transaction, and (iii) commissions and other costs of sale."

                (f) Section 29(qq) of the Note is hereby amended and restated to read in its entirety as follows:

                        "(qq) "Target Working Capital" means, (i) as of September 30, 2005, $6,500,000 and (ii) for any date thereafter, an amount equal to the sum of (A) $6,800,000 plus (B) 80% of the aggregate principal amount of any Notes purchased pursuant to the exercise of any Additional Investment Rights minus (C) 80% of any Notes redeemed or converted as of such date other than any amounts redeemed or converted prior to the date of this Amendment."

        6.      DISCLOSURE OF AMENDMENT.
                -----------------------

        On or before 8:30 a.m., New York Time, on the first (1st) Business Day following the Effective Date (as defined below), the Company shall file a Current Report on Form 8-K describing the terms of this Amendment and attaching a copy of the form of this Amendment.

        7.      CONDITIONS TO EFFECTIVENESS.
                ---------------------------

        This Amendment shall not become effective (the "Effective Date") until the satisfaction of each of the following conditions, provided that such conditions are for the Investor's sole benefit and may be waived by the Investor at any time in its sole discretion by providing the Company with written notice thereof:

                (a) The Company shall have duly executed this Amendment and delivered the same to the Investor.

                (b) The Board of Directors of the Company shall have adopted resolutions authorizing and approving this Amendment and the transactions contemplated hereby.

                (c) Each of holders of the Notes shall have duly executed and delivered copies of amendments in the same form and substance as this Amendment.

        8.      MISCELLANEOUS.
                -------------

                (a) [Expenses. The Company shall have paid an expense allowance to the Investor in the amount of $5,000 for reimbursement of reasonable legal expenses incurred in connection with the execution of this Amendment and any and all documents executed in connection therewith.]

                (b) Counterparts. This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

                (c)     Headings.   The  headings  of  this  Amendment  are  for
convenience   of   reference   and  shall  not  form  part  of,  or  affect  the
interpretation of, this Amendment.

                (d) Severability. If any provision of this Amendment shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Amendment in that jurisdiction or the validity or enforceability of any provision of this Amendment in any other jurisdiction.

                (e) No Third Party Beneficiaries. This Amendment is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                (f) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

                (g) No Strict Construction. The language used in this Amendment will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                (h) Reaffirmation. The Company hereby confirms and agrees that the Securities Purchase Agreement, the Note, the Warrant and the Additional Investment Right and each other "Transaction Document" (as defined in the Securities Purchase Agreement) to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date all references in any such Transaction Document to the Securities Purchase Agreement, the Note, the Warrant, the Additional Investment Right and the Additional Notes shall mean such documents as amended by this Amendment.

                            [SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Amendment to be duly executed as of the date first written above.



                                          COMPANY:

                                          VERILINK CORPORATION



                                          By:
                                             -------------------------------
                                              Name:
                                              Title:



                    [Signature Page to Amendment Agreement]

        IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Amendment to be duly executed as of the date first written above.



                                          INVESTOR:

                                          [INVESTOR NAME]



                                          By:
                                             -------------------------------
                                              Name:
                                              Title:








                     [Signature Page to Amendment Agreement]





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